Consolidated Statements of Comprehensive (Loss) Income - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statements of Comprehensive (Loss) Income
Net income	$ 13,739,940	$ 13,138,338
Other comprehensive loss, net of tax:
Unrealized holding loss on securities AFS arising during the period	(24,684,615)	(2,635,848)
Tax effect	5,183,769	553,529
Other comprehensive loss, net of tax	(19,500,846)	(2,082,319)
Total comprehensive (loss) income	$ (5,760,906)	$ 11,056,019